EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, W.E. Sheriff, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A (Amendment No. 1) of Brookdale Senior Living Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2009	/s/ W.E. Sheriff
W.E. Sheriff
Chief Executive Officer